Exhibit 10.21(D)

AMENDMENT NO. 3 TO

REVOLVING CREDIT AND SECURITY AGREEMENT

This AMENDMENT NO. 3 (the “Amendment”) is made and entered into as of June 22, 2005 by and between Countrywide Warehouse Lending (“Lender”) and Fieldstone Mortgage Company and Fieldstone Investment Corporation (collectively “Borrower”). This Amendment amends that certain Revolving Credit and Security Agreement by and between Lender and Borrower dated as of March 13, 2001 (as may be amended from time to time, the “Credit Agreement”).

R E C I T A L S

Lender and Borrower have previously entered into the Credit Agreement pursuant to which Lender may, from time to time, provide Borrower credit in the form of a warehouse line secured by residential mortgage loans. Lender and Borrower hereby agree that the Credit Agreement shall be amended as provided herein.

In consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

1.                                       EXHIBIT A, Glossary of Defined Terms. Lender and Borrower agree to add the terms, Specialty ARM’s and Specialty ARM’s Plus to the Glossary of Defined Terms as follows;

“Specialty ARM’s – Non-conforming PayOption ARM’s or one or six month interest only ARM’s for loan amounts up to one million dollars ($1,000,000) meeting the guidelines of Countrywide Home Loans Correspondent Lending Division.”

“Specialty ARM’s Plus – Non-conforming PayOption ARM’s or six month interest only ARM’s for loan amounts greater than one million dollars ($1,000,000) but less than one million five hundred thousand dollars ($1,500,000) meeting the guidelines of Countrywide Home Loans Correspondent Lending Division.”

2.                                       No Other Amendments. Other than as expressly modifed and amended herein, the Credit Agreement shall remain in full force and effect and nothing herein shall affect the rights and remedies of Lender as provided under the Credit Agreement.

3.                                       Capitalized Terms. Any capitalized term used herein and not otherwise defned herein shall have the meaning ascribed to such term in the Credit Agreement.

4.                                       Facsimiles. Facsimile signatures shall be deemed valid and binding to the same extent as the original.

IN WITNESS WHEREOF, Lender and Borrower have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first written above.

COUNTRYWIDE WAREHOUSE LENDING		FIELDSTONE MORTGAGE COMPANY

By:	/s/ Riju Walia	By:	/s/ Mark C. Krebs
	Signature		Signature

Name:	Riju Walia	Name:	Mark C. Krebs
Title:	1st VP, Credit & Compliance	Title:	Sr. Vice President & Treasurer

FIELDSTONE INVESTMENT CORPORATION

		By:	/s/ Mark C. Krebs
Signature

		Name:	Mark C. Krebs
		Title:	Sr. Vice President & Treasurer